                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 23, 1998


                             ChemTrak Incorporated
                             ---------------------


            (Exact name of registrant as specified in its charter)


           Delaware                    0-19749             77-0295388
           --------                    -------             ----------
(state or other Jurisdiction of      (Commission        (I.R.S. Employer
  incorporation organization)        File Number)      Identification No.)


    929 E. Arques Avenue, Sunnyvale California         94086-4520
    ------------------------------------------         ----------
     (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (408) 773-8156
                                                          --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        On November 23, 1998, ChemTrak Incorporated (the Company) filed a petition for reorganization under Chapter 11 of the U. S. Bankruptcy Code. The petition was filed in the Northern District of California (Case No. 98-59473 asw) in San Jose, California. The directors and officers of the Company remain in possession of the Company's Assets and business.

                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         ChemTrak Incorporated



                                         By: /s/ Edward F. Covell
                                            -----------------------------------
                                            Edward F. Covell
                                            President & Chief Executive Officer